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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

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               Date of Report (Date of earliest event reported):
                               December 13, 2001

                                USX Corporation
                    --------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                      1-5153                 25-0996816
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   (State or other          (Commission File Number)(IRS EmployerIdentification
   jurisdiction of                                              No).
    Incorporation)

                  600 Grant Street, Pittsburgh, PA 15219-2800
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               (Address of principal executive office) (Zip Code)

                                 (412) 433-1121
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                        (Registrant's telephone number,
                              including area code)
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Item 5. Other Events

   USX Corporation is furnishing information concerning a press release dated December 13, 2001 containing certain updated information concerning USX Corporation, the U. S. Steel Group of USX Corporation and of its wholly owned subsidiary United States Steel LLC . Attached is a copy of the press release in substantially the form released and of the following unaudited combined financial statements for United States Steel: Combined Statement of Operations --Third Quarter and Nine Months Ended September 30,2001 and 2000; Combined Balance Sheet --at September 30, 2001 and December 31, 2000; Combined Statement of Cash Flows --Nine Months Ended September 30, 2001 and 2000; and Selected Notes to Combined Financial Statements, all of which are unaudited. This press release and these financial statements are incorporated by reference into Registration Statement on Form S-4 (No. 333-71454):

Item 7. Financial Statements and Exhibits

    (a) Financial Statements

    99.1. Combined financial statements of United States Steel

    (c) Exhibits

    99.2. Press Release--"United States Steel Discloses Updated Outlook ."

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   USX CORPORATION

   By /s/ Larry G. Schultz
     Larry G. Schultz
     Vice President--Accounting

   Dated: December 14, 2001